Exhibit 99.6 Investor Day 2019 Credit Risk Management positioned for the future Barb Godin | Deputy Chief Risk Officer & Chief Credit Officer

Barb Godin  Deputy Chief Risk Officer and Chief Credit Officer Barb Godin is the Deputy Chief Risk Officer and Chief Credit Officer and is a  member of the Executive Leadership Team. She reports to the Chief Risk Officer,  and is responsible for the overall direction of the bank’s risk management with a  particular focus on credit risk.  She assists in setting strategy for the risk group as  well as working closely with the Chief Risk Officer in developing and  implementing controls and cost‐effective approaches to minimize the Bank’s risk. Having spent 45 years in the financial services industry, Godin has extensive  experience in lending and risk management. She joined Regions in 2003 to lead  Consumer Credit Risk. During her tenure she has also been responsible for Credit  Policy, Credit Administration, Risk Analytics, and Problem Asset Management. Prior to joining Regions, she was at KeyBank and served as executive vice  president and chief consumer risk officer with responsibility for policy, risk  scoring and analytics as well as collections.  She also served in various positions  with Scotiabank, including senior vice president of retail lending, vice president  of credit risk management, and director of underwriting and collections. Godin earned a Master’s in Business Administration from the University of  Western Ontario and is also a graduate of the International School of Banking.   INVESTOR DAY 2019 | Credit Risk | 2

Key takeaways Credit Risk Management Investments continue into improved credit risk  management INFRASTRUCTURE (people, process,  1 data & analytics) Better INTEGRATED CREDIT RISK MANAGEMENT  FRAMEWORK supporting prudent lending  2 philosophy ACTIVELY MANAGING current and future credit  3 concerns INVESTOR DAY 2019 | Credit Risk | 3

Understanding the credit risk we take is paramount Credit risk management is continuously improving and evolving Credit Risk  Concentration Limit Management Management Early Warning / Key Risk Indicators Proactive Loss Mitigation Strategies Risk / Return Analysis Drives Capital  Allocation Enhanced Data & Analytics Human Capital – Subject Matter Expertise Risk Appetite Infrastructure Investment| Integrated Framework| Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 4

Enhancing credit risk foundation Past Present People & Processes • Seasoned industry experts • Collaborative credit risk teams (industry  • Stand alone risk systems and tools specialists, data scientists and modelers) • Decentralized underwriting • Creation of credit products organization ‐ better aligned credit underwriting • Limited early warning indicators • Advanced early warning indicators driving  active portfolio management Data & Analytics • Siloed data & analytic frameworks • Advanced data & analytics frameworks  across risk and business processes • Focused on regulatory‐defined stress  • Integrated stress testing, early warning,  testing and portfolio management frameworks • Limited integration with business strategy • Higher frequency data drives more timely  capture and analysis of early warning  indicators Infrastructure Investment| Integrated Framework| Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 5

Integrated Credit Risk Management Framework INVESTOR DAY 2019 | Credit Risk | 6

Integrating credit risk management frameworks leads  to greater risk intelligence RISK / REWARD CREDIT RISK APPETITE SCORECARD PORTFOLIO PERFORMANCE AND EARLY WARNING INDICATORS COMPREHENSIVE CONCENTRATION RISK MANAGEMENT FRAMEWORK PROACTIVE LOSS MITIGATION STRATEGIES Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 7

Diversification through comprehensive concentration  framework Industry Concentrations Geographic Concentrations Concentration Risk Framework • Risk appetite driven approach • Market scorecards are product  • Multi‐tiered hierarchy  specific e.g., Consumer vs. Investor real estate 9 sectors, 24 industries, 96 sub‐ industries • Concentration limits at state and  metro levels Industry Geographic • Dynamic limits tied to capital • Emerging risk research drives  • Market and Product trends drive  origination strategy origination strategies Product Single‐ Product Concentrations Single‐Name Concentrations • Examples: Investor Real Estate,  • Risk‐based limits define direct and  Name Technology, Defense, Utilities total exposure Sub‐limits constrain highest risk  Limited hold limit exceptions segments • Outstanding balances of top 25  • Specialized bankers, underwriters  relationships < 12% of TCE and credit professionals • Large exposures have strong credit  profile Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 8

Case study: Concentration early warning signals  drove active management of multi‐family exposures Multi‐family loan balances  Actions taken ($ in billions)       • Reductions (2010‐2012) due to overall investor real  5.0  1 estate de‐risking strategy 4.2  2• Real Estate Banking (REITs) formed 2011; originations  1 partially offset continued de‐risking • 2.6  3 Late‐2013/2014, potential over‐supply (primarily urban  3 2.0  core) led to imposed limits and tighter construction  1.9  1.6  1.7  1.6  underwriting parameters; particularly in certain markets  2 1.3  1.4  (Charlotte, Houston, Dallas, and Miami) • Focus on high‐quality develop‐to‐own relationships  result in strong credit performance 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 9

Integrated risk framework and active portfolio  management result in a stable, diversified portfolio Wholesale Consumer Primarily home  Migration  improvement  towards term  loans to super  Granular,  13% product 4%4% diversified  prime  7% portfolio borrowers 35% 12% 10% 45% High quality,  $51.7B $31.5B prime /  super prime  9% Focus on  Focus on client  risk‐adjusted  portfolio In footprint 5% 8% selection with  returns 5% dedicated  30% 6% 7% industry  specialists Real Estate Services 13% Investor Real Estate 12% Residential 1st Mortgage 45% Home Equity 30% Manufacturing 9% Financial Services 8% Indirect‐Vehicles 10% Indirect‐Other Consumer 7% Healthcare 7% Wholesale 6% Bankcard 4% Other Consumer Products 4% Government 5% Educational Services 5% All Other 35% (Portfolios <5% of total) Infrastructure Investment |     Integrated Framework  | Active Portfolio Management Note: Ending Balances INVESTOR DAY 2019 | Credit Risk | 10

Significant expansion of portfolio risk indicators Portfolio Performance Metrics Early Warning Indicators Material increase in monitoring  Leading macroeconomic variables drive advanced early warning indicators metrics; from 10 pre‐crisis to over  Consumer  Corporate  Retail  Housing  100 today Corporate  Confidence Yields Sales Permits VIX Debt  S&P  Spreads 500 New  Hours  Industrial  Bond  Hours  Orders Worked New  Production Yields Worked Equity  Total Company Commodity  Orders Volatility Industrial  Prices Small  Consumer  Business  Commodity  Production Prices Confidence Business Unit Index Product Sub‐ product Capital Market  Loss / Default  Macroeconomic  Stress Index Indicator Stress Indicator Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 11

Comprehensive risk / return evaluation drives capital  allocation strategies Credit Risk Profitability/Expertise • Comprehensive evaluation of credit risk – • Focus on relationships that drive shared  expected losses, economic capital,  value regulatory capital • Investments in human capital where we  • Current portfolio (existing book and new  are positioned to meet our customers  originations), adverse case losses, and  needs future outlook Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 12

Comprehensive suite of tools support credit risk  framework and drive overall credit risk appetite Concentration  Framework Credit Risk  Risk / Reward  Early Warning  Appetite Scorecard Indicators Loss Mitigation  Tools Infrastructure Investment |     Integrated Framework  | Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 13

Active Credit Portfolio Management INVESTOR DAY 2019 | Credit Risk | 14

Generating  consistent  Actively managing credit concerns sustainable long‐ term performance Leveraged Lending Energy Investor Real EstateConsumer Unsecured Consumer Real Estate Infrastructure Investment | Integrated Framework |    Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 15

Leveraged Lending

Sound practices and tight controls with good returns

GENERATING Consistent Sustainable Long-term Performance

Regions' Leveraged Lending Definition - $5.5B in balances

- Commitments greater than $10M
- Leverage exceeds 3x senior debt; 4x total debt
- Purpose test secondary to leverage test
- Includes investment & non-investment grade loans

Moody's 2018 Regional Bank Survey Definition[1] - $3.0B in balances

- Regions' leveraged lending exposure just below the peer average[1]

Important Factors

- Not a strategic growth objective; used to support client relationships
- Sponsor owned clients as a percentage of total portfolio continue to decline
- Enhanced, centralized underwriting; servicing credit adjudication standards
- Very limited participation in the highest risk segments of leveraged loans - Covenant Lite & Term Loan B

Balances by Industry[2]


$5.5B
17%
17%
12%
10%
10%
9%
5%
20%
Information 17%
Manufacturing 17%
Restaurant & Accommodations 12%
Professional Services 10%
Wholesale 10%
Financial Services 9%
Healthcare 5%
Other 20% (Portfolios <6% of total)

(1) As measured against TCE. Moody's Investor Services – "Regional banks' leveraged loan exposures are modest but growing"
(2) 4Q18 ending balances

Infrastructure Investment | Integrated Framework | Active Portfolio Management

REGIONS INVESTOR DAY 2019 | Credit Risk | 16

Energy An important part of our markets; strong internal expertise Rebalanced Portfolio(1) % of Energy Portfolio Balances • Leader in the Energy lending business for over 50  9% 8% 8% 9% 9% 8% 8% 7% 17% years 21% 28% 28% 40% 51% • Experienced team of engineers and specialists support  36% 33% 37% 46% active portfolio management 44% 38% 34% 36% 26% • Cycle tested client selection with top‐tier risk adjusted  18% returns  2013 2014 2015 2016 2017 2018 Oilfield Services Upstream Midstream Other Energy • Portfolio growth focused on lower risk Upstream and  Midstream segments  Energy as a % of total loans(1) • Loss experience in line with expectations 3.7% 3.1% 2.8% 2.6% 2.7% 2.2% 2013 2014 2015 2016 2017 2018 Infrastructure Investment | Integrated Framework |    Active Portfolio Management (1) Ending balances  INVESTOR DAY 2019 | Credit Risk | 17

Investor Real Estate Reduced exposure while focusing on risk adjusted returns Historical Balances(1) • Focus on upper end of the market and well  $23 $24 ($ in billions) $22 capitalized clients • Shift in focus from merchant builders to  $16 owner/investors $11 • Shifting mix from construction to permanent /  mortgage $8 $7 $7 $7 $6 $6 $6 • Equity continues to be a critical and required  component of underwriting  • Enhanced portfolio management infrastructure: 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Investor Real Estate loans and a % of total loans • Dedicated Real Estate Banking business, with  24% 24% 24% 19% 14% 10% 9% 9% 9% 8% 7% 8% specialized segments & expertise Office 26% Multi‐Family 22% • Disciplined concentration risk management Single Family Residential 13% 12/31/18 Retail 13% • Advanced early warning indicators Industrial 11% Other 9% • Ingrained stress testing Hotel 4% Land 2% Infrastructure Investment | Integrated Framework |    Active Portfolio Management (1) Ending balances  INVESTOR DAY 2019 | Credit Risk | 18

Generating  Consumer real estate consistent  sustainable long‐ Manage to a higher credit profile term performance Residential Mortgage Home Equity Portfolio Statistics • 2018 YE balances $14.3B • 2018 YE balances $9.3B • Avg. origination FICO 766 • Avg. origination FICO 760 • Current LTV 59% • Current LTV 49% • 95% owner occupied • Only $527M of resets over next 3 years • 66% of portfolio is 1st lien • Avg. loan size $75,000 Risk Management Strategies • No subprime, interest‐only, or correspondent  • Maximum 80% LTV at origination originations • No interest‐only option • LTV reductions in certain MSAs based on home  • LTV reductions in certain MSAs based on home  price appreciation trends price appreciation trends Infrastructure Investment | Integrated Framework |    Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 19

Consumer unsecured Focus on prime portfolios Consumer Credit Card Consumer Third‐Party Lending Other Consumer Unsecured Portfolio Statistics • Avg. origination FICO 778 • Avg. origination FICO 770 • Avg. origination FICO 741 • Avg. new line $6,100 • Avg. new line $15,800 • Avg. new loan $8,600 • Yield 12.8% • 85% home improvement loans • NCO 4.2%  • Yield 8.8% • NCO 2.6%  Risk Management Strategies • Currently products only  • Loss sharing agreement • Client penetration via digital  available for existing customers • On‐going reviews of contractor  channel • Automated strategies to manage  performance • Focus on deepening customer  credit limits and authorizations • Enhanced compliance testing relationships Infrastructure Investment | Integrated Framework |    Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 20

Our Credit Risk Management Principles Components of proactive Credit Risk Management Strong Credit Risk Culture Diversified Portfolio Client Selection Analytically Informed Decisions Managing Through the Cycle Infrastructure Investment | Integrated Framework |    Active Portfolio Management INVESTOR DAY 2019 | Credit Risk | 21

Key takeaways Credit Risk Management Investments continue into improved credit risk  management INFRASTRUCTURE (people, process,  1 data & analytics) Better INTEGRATED CREDIT RISK MANAGEMENT  FRAMEWORK supporting prudent lending  2 philosophy ACTIVELY MANAGING current and future credit  3 concerns Net Charge‐off Expectations 2019 2020‐2021 40‐50bps 40‐65bps Annual INVESTOR DAY 2019 | Credit Risk | 22

Appendix INVESTOR DAY 2019 | Credit Risk | 23

Forward looking statements disclosure This presentation may include forward‐looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward‐looking statements are not based on historical information, but rather are  related to future operations, strategies, financial results or other developments. Forward‐looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those  statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such  statements. Therefore, we caution you against relying on any of these forward‐looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our  lending and other businesses and our financial results and conditions.  • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge‐offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage‐backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher‐yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non‐traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative  impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self‐regulatory agencies, which could  require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non‐objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or  other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.  • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial  condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and  which may adversely affect our results.  • Our ability to manage fluctuations in the value of assets and liabilities and off‐balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non‐financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third‐party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar  act or failure to deliver our services effectively.  • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man‐made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future  earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather‐related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport  commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. INVESTOR DAY 2019 | Credit Risk | 24

Forward looking statements disclosure (continued) • Our ability to identify and address cyber‐security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary  information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.  • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR‐based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.  • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause  losses.  • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results  could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward‐Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10‐K for the year ended December 31, 2018 as  filed with the SEC. The words "future," “anticipates,” "assumes,"  “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions  often signify forward‐looking statements. You should not place undue reliance on any forward‐looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume  no obligation and do not intend to update or revise any forward‐looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264‐7040;  Regions’ Media contact is Evelyn Mitchell at (205) 264‐4551. INVESTOR DAY 2019 | Credit Risk | 25